UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2021

MKS Instruments, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts	01810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 978-645-5500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MKSI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 6, 2021, MKS Instruments, Inc., a Massachusetts corporation (the “Company”), entered into Amendment No. 7 to Term Loan Credit Agreement (the “Term Loan Agreement Amendment”), by and among the Company, the other loan parties party thereto, each lender party thereto and Barclays Bank PLC (“Barclays”), as administrative agent, which amends the Term Loan Credit Agreement, dated as of April 29, 2016, by and among the Company, the lenders party thereto from time to time, and Barclays, as administrative agent and collateral agent for the lenders (as amended from time to time, including by Amendment No. 1, dated June 9, 2016, Amendment No. 2, dated December 14, 2016, Amendment No. 3, dated July 6, 2017, Amendment No. 4, dated April 11, 2018, Amendment No. 5, dated February 1, 2019, Amendment No. 6, dated September 27, 2019, and the Term Loan Agreement Amendment, the “Term Loan Credit Agreement”). The Term Loan Agreement Amendment makes certain changes to the Term Loan Credit Agreement, including, among other things, (i) increasing the Company’s capacity to elect to incur additional incremental debt facilities without further consent by the Required Lenders (as defined in the Term Loan Agreement Amendment) by (x) increasing the fixed-dollar cap for incremental debt facilities from $250 million to the greater of $600 million and Consolidated EBITDA (as defined in the Term Loan Agreement Amendment) for the most recently ended four fiscal quarter period as of the date of incurrence of such incremental debt facilities and (y) increasing the consolidated secured leverage ratio test for additional incremental debt facilities from 2.75x to 3.25x, (ii) allowing the Company to reclassify the incurrence of incremental debt facilities between the fixed dollar and ratio-based baskets, subject to compliance with the consolidated secured leverage ratio test, and (iii) increasing the Company’s flexibility under certain debt, lien, investment, restricted payment and disposition baskets.

Also on May 6, 2021, the Company entered into Amendment No. 2 to ABL Credit Agreement (the “ABL Agreement Amendment”), dated as of February 1, 2019, by and among the Company, the other loan parties party thereto, each lender party thereto and Barclays, as administrative agent, which amends the ABL Credit Agreement, dated as of February 1, 2019, by and among the Company, the other borrowers party thereto, the lenders and letters of credit issuers from time to time party thereto and Barclays, as administrative agent and collateral agent for the lenders (as amended from time to time, including by Amendment No. 1, dated April 26, 2019, and the ABL Agreement Amendment, the “ABL Credit Agreement”). The ABL Agreement Amendment makes certain changes to the ABL Credit Agreement, including, among other things, increasing the Company’s flexibility under certain debt, lien, investment, restricted payment and disposition baskets.

In connection with the Term Loan Agreement Amendment, the Company paid certain customary lender consent fees upon the effectiveness of the Term Loan Agreement Amendment. In addition, in connection with each of the Term Loan Agreement Amendment and the ABL Agreement Amendment, the Company will reimburse fees and expenses of Barclays in its capacity as administrative agent.

The foregoing descriptions of the Term Loan Agreement Amendment and the ABL Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Term Loan Agreement Amendment and the ABL Agreement Amendment, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01	Other Events.

On May 10, 2021, the Company issued a press release announcing that it has entered into a definitive agreement pursuant to which the Company will acquire Photon Control Inc. (“Photon Control”) for CAD$3.60 per share, in an all-cash transaction valued at approximately CAD$387 million. The transaction is subject to customary closing conditions, including approval by Photon Control’s securityholders and court approval in the Province of British Columbia, Canada, and is expected to close in the third quarter of 2021.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment No. 7 to Term Loan Credit Agreement, dated as of May 6, 2021, by and among the Company, the other loan parties party thereto, each lender party thereto and Barclays Bank PLC, as administrative agent.

10.2	Amendment No. 2 to ABL Credit Agreement, dated as of May 6, 2021, by and among the Company, the other loan parties party thereto, each lender party thereto and Barclays Bank PLC, as administrative agent.

99.1	Press Release dated May 10, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Safe Harbor For Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are only predictions based on current assumptions and expectations. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are the failure or inability of Photon Control or the Company to meet the closing conditions, including obtaining necessary Photon Control securityholder and court approvals, or to otherwise consummate the transaction, the ability to close the transaction in the third quarter of 2021, the ability to successfully operate or integrate the Photon Control business into the Company, the ability to retain and integrate Photon Control employees into the Company, the ability to realize the expected benefits of the acquisition, and the other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and any subsequent Quarterly Reports on Form 10-Q, as filed with the SEC. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise after the date of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

	By:	/s/ Seth H. Bagshaw
Date: May 10, 2021	Name:	Seth H. Bagshaw
	Title:	Senior Vice President, Chief Financial Officer and Treasurer